UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________
FORM 8-K
________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 23, 2020
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ServiceSource International, Inc.
(Exact name of Registrant as specified in its charter)
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Delaware	001-35108	81-0578975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

707 17th Street, 25th Floor
Denver, CO 80202
(Address of principal executive offices, including zip code)
(720) 889-8500
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)
Common Stock, $0.0001 Par Value	SREV	The Nasdaq Stock Market LLC

Item 2.02 Results of Operations and Financial Condition.
On October 28, 2020, ServiceSource International, Inc. issued a press release announcing its results for the quarter ended September 30, 2020. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.
The information contained in Item 2.02 of this current report on Form 8-K and the Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 23, 2020, Richard W. Walker notified ServiceSource International, Inc. (the “Company”) of his intent to resign from his position as the Company’s Chief Financial Officer to pursue other professional opportunities, effective November 1, 2020. Mr. Walker’s resignation is not related to any disagreements with the Company regarding financial disclosures, accounting, or legal matters. Mr. Walker will remain employed by the Company in an advisory capacity through December 15, 2020 to assist in the transition and will continue to serve as a member of the Company’s Board of Directors (the “Board”) until his current term expires at the Company’s 2021 annual meeting of stockholders.
On October 26, 2020 the Board appointed Chad W. Lyne, 41, as the Company’s Chief Financial Officer, effective November 1, 2020. Since joining ServiceSource in April 2016, Mr. Lyne has been a member of the executive leadership team, overseeing areas including strategic planning, corporate development, and investor relations. Prior to joining ServiceSource, Lyne served as Global Vice President – Strategy & Corporate Development at SYKES Enterprises, Inc. (NASDAQ: SYKE) from August 2012 to April 2016, where he led multiple acquisitions. Lyne joined SYKES from Alpine Access, a cloud-based technology-enabled services company where he served as VP of Strategy & Corporate Development. Before Alpine Access, Lyne spent nearly a decade in private equity and investment banking primarily focused on tech-enabled business services. Mr. Lyne holds a B.S. in International Business from Azusa Pacific University and his M.B.A. from the University of Notre Dame’s Mendoza College of Business.
Mr. Lyne and the Company are parties to that certain Amended and Restated Employment and Confidential Information Agreement, dated November 16, 2017 (the “Employment Agreement”). In connection with Mr. Lyne’s appointment as Chief Financial Officer, Mr. Lyne’s annual base salary will be $350,000 and his annual target Corporate Incentive Plan bonus (“CIP Bonus”) opportunity will be up to 75% of his base salary. The Corporate Incentive Plan is a discretionary incentive program that the Company funds based on the achievement of business results and individual objectives established the Company. Mr. Lyne’s annual base salary and potential CIP Bonus may be changed by mutual agreement of Mr. Lyne and the Company from time to time pursuant to the Employment Agreement. In addition, the Employment Agreement provides that:
a.Mr. Lyne agrees to be bound by certain confidentiality and non-solicitation obligations, and to the assignment of certain proprietary and confidential information and intellectual property to the Company.
b.If the Company terminates Mr. Lyne’s employment without Cause (as that term is defined in the Employment Agreement) or if Mr. Lyne resigns for Good Reason (as that term is defined in the Employment Agreement), Mr. Lyne is entitled to (a) nine months of his base salary as severance (“Base Salary Severance”), which will be paid out over the nine months following Mr. Lyne’s termination, (b) any CIP Bonus earned prior to his termination and through the nine month period following his termination (“CIP Payment”), and (c) a lump sum payment in an amount equal to nine times the monthly premium for COBRA continuation coverage for himself, and any eligible spouse and/or dependents, whether or not he actually elects COBRA continuation coverage (“COBRA Payment”), which will be paid on the fifty-

third day following the termination of Mr. Lyne’s employment. Any Base Salary Severance and CIP Payment will be paid out by the Company to Mr. Lyne per the normal pay cycles applicable to such payments.
c.If Mr. Lyne’s employment is terminated by the Company without Cause or by Mr. Lyne with Good Reason within eighteen months following a Change of Control (as that term is defined the Employment Agreement), then, in addition to receiving the Base Salary Severance, CIP Payment, and COBRA Payment, Mr. Lyne’s outstanding equity compensation awards will immediately become fully vested.
There are no arrangements or understandings between Mr. Lyne and any other persons pursuant to which Mr. Lyne was appointed Chief Financial Officer of the Company. Mr. Lyne does not have any family relationship with any of the Company’s directors or executive officers or any persons nominated or chosen by the Company to be a director or executive officer. Mr. Lyne has no direct or indirect material interest in any transaction or proposed transaction required to be reported under Section 404(a) of Regulation S-K.
Item 7.01 Regulation FD Disclosure.
On October 28, 2020, the Company issued a press release announcing the Company’s CFO transition described in Item 5.02 of this Form 8-K. The full text of the press release is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.
The information contained in Item 7.01 of this Form 8-K and the Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release dated October 28, 2020 and entitled ''ServiceSource Reports Third Quarter 2020 Financial Results''
99.2	Press release dated October 28, 2020 regarding planned CFO transition

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 28, 2020

SERVICESOURCE INTERNATIONAL, INC.

By: /s/ PATRICIA ELIAS
Name : Patricia Elias
Title: Chief Legal and People Officer